SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 11, 2006 April 11, 2006

Lakeland Financial Corporation

(Exact name of Registrant as specified in its charter)

Indiana

(State or other jurisdiction of incorporation)

0-11487 (Commission File Number) 202 East Center Street, Warsaw, Indiana (Address of principal offices)	35-1559596 (I.R.S. Employer Identification Number) 46581-1387 (Zip Code)

(574) 267-6144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 FR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01. Other Information.

On April 11, 2006, Lakeland Financial Corporation issued a press release announcing the declaration of a cash dividend of $0.25 per share of common stock payable on April 28, 2006, to stockholders of record on April 21, 2006. Lakeland Financial Corporation also announced the declaration of a 2-for-1 common stock split, with a pay date of April 28, 2006, to stockholders of record on April 21, 2006. The cash dividend will be paid on shares outstanding prior to the stock split. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release of Lakeland Financial Corporation, dated April 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2006	LAKELAND FINANCIAL CORPORATION By: /s/ David M. Findlay David M. Findlay Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release of Lakeland Financial Corporation, dated April 11, 2006.

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